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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant

                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported) January 3, 2002
                                                      --------------------------


                        Capital One Auto Receivables, LLC
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            333-54736-02                                31-1750007
-----------------------------------         ------------------------------------
     (Commission File Number)                  (Registrant's I.R.S. Employer
                                                    Identification No.)


 2980 Fairview Park Drive, Falls Church, Virginia              22042
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    (Address of Principal Executive Offices)                 (Zip Code)


                                 (703) 875-1000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On December 20, 2001, Wilmington Trust Company, in its capacity as Owner Trustee (the "Owner Trustee") of Capital One Auto Finance Trust 2001-B (the "Trust"), publicly issued U.S.$180,000,000 of Class A-1 1.85875% Automobile Receivables-Backed Notes due December 16, 2002, U.S.$230,000,000 Class A-2 2.60% Automobile Receivables-Backed Notes due July 15, 2004, U.S.$580,000,000 Class A-3 LIBOR + 0.22% Automobile Receivables-Backed Notes due December 15, 2006 and U.S.$210,000,000 Class A-4 4.88% Automobile Receivables-Backed Notes due September 15, 2008 (collectively, the "Notes") pursuant to a registration statement (No. 333-54736) declared effective on March 20, 2001. The lead manager for the issuance of the Notes was Credit Suisse First Boston Corporation (the "Representative"). Capital One Auto Receivables, LLC (the "Registrant") paid the underwriters a fee of U.S.$2,413,000 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S.$1,197,553,485, were used by the Owner Trustee to purchase a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks originated by Capital One Auto Finance, Inc. ("COAF"), its affiliate Capital One F.S.B. and participating dealers, which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from COAF. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.        Document Description
-------      --------------------

1.1 Underwriting Agreement dated December 13, 2001 among the Registrant, COAF and the Representative.

3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference from Exhibit 3.1 filed with Form 8-K of the Registrant, file no. 333-54736, filed on August 6, 2001).

4.1 Amended and Restated Trust Agreement dated December 20, 2001 between the Registrant and the Owner Trustee.

4.2 Indenture dated December 20, 2001 between the Owner Trustee and JP Morgan Chase Bank as the indenture trustee (the "Indenture Trustee") (including forms of Notes).

4.3 Note Guaranty Insurance Policy dated as of December 20, 2001 delivered by MBIA Insurance Corporation (the "Note Insurer").

10.1 Transfer and Assignment Agreement dated December 20, 2001 between the Registrant and COAF.

10.2 Contribution Agreement dated December 20, 2001 between the Owner Trustee and the Registrant.

10.3 Servicing Agreement dated December 20, 2001 among COAF, the Indenture Trustee and the Owner Trustee.

10.4 Administration Agreement dated December 20, 2001 among the Owner Trustee, COAF, as the administrator (the
             "Administrator"), and the Indenture Trustee.

10.5 Indemnification Agreement dated as of December 20, 2001 among the Note Insurer, COAF, the Registrant and the Representative.

10.6 Interest Rate Swap Insurance Policy dated as of December 20, 2001 delivered by the Note Insurer.

25.1 Statement of Eligibility on Form T-1 of JP Morgan Chase Bank as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-54736, filed on November 30, 2001).

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99.1              Schedule to the Master ISDA Agreement dated December 20, 2001 between the Owner Trustee and Credit Suisse First Boston International ("CSFBi").

99.2 Letter Agreement dated December 20, 2001 to confirm terms and conditions of the swap transaction between the Owner Trustee and CSFBi re: the Class A-3 Notes.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



January 3, 2002                                CAPITAL ONE AUTO RECEIVABLES, LLC


                                               By: /s/ Jeffery Elswick
                                                  ------------------------------
                                               Name: Jeffery Elswick
                                               Title: President

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                                INDEX TO EXHIBITS

Exhibit
  No.         Document Description
-------       --------------------

1.1 Underwriting Agreement dated December 13, 2001 among the Registrant, COAF and the Representative.

3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference from Exhibit 3.1 filed with Form 8-K of the Registrant, file no. 333-54736, filed on August 6, 2001).

4.1 Amended and Restated Trust Agreement dated December 20, 2001 between the Registrant and the Owner Trustee.

4.2 Indenture dated December 20, 2001 between the Owner Trustee and JP Morgan Chase Bank as the indenture trustee (the "Indenture Trustee") (including forms of Notes).


4.3 Note Guaranty Insurance Policy dated as of December 20, 2001 delivered by MBIA Insurance Corporation (the "Note Insurer").

10.1 Transfer and Assignment Agreement dated December 20, 2001 between the Registrant and COAF.

10.2 Contribution Agreement dated December 20, 2001 between the Owner Trustee and the Registrant.

10.3 Servicing Agreement dated December 20, 2001 among COAF, the Indenture Trustee and the Owner Trustee.

10.4 Administration Agreement dated December 20, 2001 among the Owner Trustee, COAF, as the administrator (the
              "Administrator"), and the Indenture Trustee.

10.5 Indemnification Agreement dated as of December 20, 2001 among the Note Insurer, COAF, the Registrant and the Representative.

10.6 Interest Rate Swap Insurance Policy dated as of December 20, 2001 delivered by the Note Insurer.

25.1 Statement of Eligibility on Form T-1 of JP Morgan Chase Bank as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-54736, filed on November 30, 2001).

99.1 Schedule to the Master ISDA Agreement dated December 20, 2001 between the Owner Trustee and Credit Suisse First Boston International ("CSFBi").

99.2 Letter Agreement dated December 20, 2001 to confirm terms and conditions of the swap transaction between the Owner Trustee and CSFBi re: the Class A-3 Notes.